EXHIBIT 24


     401K Savings and Retirment Plan for Polymer Associates

                       Power of Attorney



      KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Company may determine to be appropriate with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued in connection with the 401K Savings and Retirement Plan for Polymer Associates and each of the undersigned officers and directors of the Company hereby constitutes and appoints John S. Pyke, Jr., Valerie A. Gentile and Lyle G. Ganske, and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board or commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 7th day of December, 1994






                              /s/  B. Charles Ames
                              B. Charles Ames



     401K Savings and Retirment Plan for Polymer Associates

                       Power of Attorney



      KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Company may determine to be appropriate with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued in connection with the 401K Savings and Retirement Plan for Polymer Associates and each of the undersigned officers and directors of the Company hereby constitutes and appoints John S. Pyke, Jr., Valerie A. Gentile and Lyle G. Ganske, and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board or commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 7th day of December, 1994






                              /s/  Wayne R. Embry
                              Wayne R. Embry



     401K Savings and Retirment Plan for Polymer Associates

                       Power of Attorney



      KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Company may determine to be appropriate with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued in connection with the 401K Savings and Retirement Plan for Polymer Associates and each of the undersigned officers and directors of the Company hereby constitutes and appoints John S. Pyke, Jr., Valerie A. Gentile and Lyle G. Ganske, and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board or commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 7th day of December, 1994






                              /s/  J. Trevor Eyton
                              J. Trevor Eyton



     401K Savings and Retirment Plan for Polymer Associates

                       Power of Attorney



      KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Company may determine to be appropriate with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued in connection with the 401K Savings and Retirement Plan for Polymer Associates and each of the undersigned officers and directors of the Company hereby constitutes and appoints John S. Pyke, Jr., Valerie A. Gentile and Lyle G. Ganske, and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board or commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 7th day of December, 1994






                              /s/  George D. Kirkham
                              George D. Kirkham



     401K Savings and Retirment Plan for Polymer Associates

                       Power of Attorney



      KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Company may determine to be appropriate with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued in connection with the 401K Savings and Retirement Plan for Polymer Associates and each of the undersigned officers and directors of the Company hereby constitutes and appoints John S. Pyke, Jr., Valerie A. Gentile and Lyle G. Ganske, and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board or commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 7th day of December, 1994






                              /s/  Marvin L. Mann
                              Marvin L. Mann



     401K Savings and Retirment Plan for Polymer Associates

                       Power of Attorney



      KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Company may determine to be appropriate with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued in connection with the 401K Savings and Retirement Plan for Polymer Associates and each of the undersigned officers and directors of the Company hereby constitutes and appoints John S. Pyke, Jr., Valerie A. Gentile and Lyle G. Ganske, and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board or commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 7th day of December, 1994






                              /s/  Douglas J. McGregor
                              Douglas J. McGregor



     401K Savings and Retirment Plan for Polymer Associates

                       Power of Attorney



      KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Company may determine to be appropriate with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued in connection with the 401K Savings and Retirement Plan for Polymer Associates and each of the undersigned officers and directors of the Company hereby constitutes and appoints John S. Pyke, Jr., Valerie A. Gentile and Lyle G. Ganske, and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board or commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 7th day of December, 1994






                              /s/  Richrd W. Pogue
                              Richard W. Pogue



     401K Savings and Retirment Plan for Polymer Associates

                       Power of Attorney



      KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Company may determine to be appropriate with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued in connection with the 401K Savings and Retirement Plan for Polymer Associates and each of the undersigned officers and directors of the Company hereby constitutes and appoints John S. Pyke, Jr., Valerie A. Gentile and Lyle G. Ganske, and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board or commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 7th day of December, 1994






                              /s/  Martin D. Walker
                              Martin D. Walker



     401K Savings and Retirment Plan for Polymer Associates

                       Power of Attorney



      KNOW ALL MEN BY THESE PRESENTS, that M. A. Hanna Company, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. ("SEC"), under the Securities Act of 1933, as amended ("Act"), a registration statement or registration statements on Form S-8 or such other form as the officers of the Company may determine to be appropriate with respect to shares of Common Stock, par value $1.00 per share, of the Company which may be issued in connection with the 401K Savings and Retirement Plan for Polymer Associates and each of the undersigned officers and directors of the Company hereby constitutes and appoints John S. Pyke, Jr., Valerie A. Gentile and Lyle G. Ganske, and each of them (with full power of substitution and resubstitution) his or her true and lawful attorney-in-fact and agent for each of such persons and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the SEC such registration statement(s) aforesaid under the Act, including any amendments relating thereto with all exhibits, and any and all documents required to be filed with any federal or state regulatory authority including any state securities regulatory board or commission, pertaining to the securities subject to such registration, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as each of them might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or any of their substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 7th day of December, 1994






                              /s/  Carol A. Cartwright
                              Carol A. Cartwright